UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2016

Rennova Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 22, 2016, Rennova Health, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to approve the following proposals: (i) to elect five directors, each to hold office until the Company's next Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) to ratify the appointment of Green & Company, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2016; (iii) to approve an amendment to our Certificate of Incorporation to effect a reverse split of all of the outstanding shares of our common stock, par value $0.01 per share, at a specific ratio within a range from 1-for-10 to 1-for-30, and to grant authorization to the Board of Directors to determine, in its discretion, the specific ratio and timing of the reverse split any time before December 31, 2017, subject to the Board of Directors’ discretion to abandon such amendment; (iv) to approve an advisory (non-binding) resolution on the Company’s executive compensation; and (v) to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

All proposals were approved by the Company’s stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. There were 25,858,428 broker non-votes recorded with respect to each proposal. For more information on the following proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 5, 2016.

Proposal 1: Elect five directors, each to hold office until the Company's next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	For	Withhold
Seamus Lagan	26,714,067	3,215,561
Dr. Paul Billings	26,769,847	3,159,781
Christopher Diamantis	26,733,500	3,196,128
Michael Goldberg	26,750,203	3,179,425
Robert Lee	26,784,758	3,144,870

Benjamin Frank had been a nominee to continue serving as a director but, as previously disclosed, he passed away on December 18, 2016, prior to the Annual Meeting.

Proposal 2: Ratify the appointment of Green & Company, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	27,665,119
Against	155,812
Abstain	2,108,697

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Proposal 3: Approve an amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, par value $0.01 per share, at a specific ratio within a range from 1-for-10 to 1-for-30, and to grant authorization to the Board of Directors to determine, in its discretion, the specific ratio and timing of the reverse split any time before December 31, 2017, subject to the Board of Directors’ discretion to abandon such amendment.

For	28,530,797
Against	1,393,468
Abstain	5,363

Proposal 4: Approve an advisory (non-binding) resolution on the Company’s executive compensation.

For	26,229,240
Against	1,171,362
Abstain	2,002,026

Proposal 5: Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

For	26,766,637
Against	1,120,885
Abstain	2,042,106

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2016	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan Chief Executive Officer (principal executive officer)

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